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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): MARCH 29, 2001



      Commission                                         IRS Employer
      File Number                                     Identification No.
       1-12577                                           47-0684333

              Exact name of registrant as specified in its charter

                                SITEL CORPORATION


                                    MINNESOTA
                                    ---------
         (State or Other Jurisdiction of Incorporation or Organization)



111 S. CALVERT STREET, SUITE 1900       BALTIMORE,  MARYLAND           21202
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)



                                 (410) 246-1505
      -------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

CHANGES IN EXECUTIVE OFFICERS

On March 29, 2001, SITEL Corporation announced certain management changes which take effect as of April 1, 2001. James F. Lynch, founder and Chairman of the Board of Directors, has assumed the additional roles of Chief Executive Officer and President. James E. Stevenson, Senior Vice President-Finance and Treasury and Controller, has been promoted to the position of Chief Financial
Officer. Phillip A. Clough, who was serving as Chief Executive Officer, President and a director, has resigned from those positions. W. Gar Richlin, who was serving as Executive Vice President and Chief Financial Officer, has resigned from those positions.

As a result of these management changes, effective April 1, 2001 the executive officers of SITEL Corporation are:


                                                                                      OTHER OFFICES OR POSITIONS HELD
      NAME           AGE                PRESENT OFFICE                                       DURING PAST FIVE YEARS
      ----           ---                --------------                                 ------------------------------
James F. Lynch        51       Chairman of the Board (since 1985)                 Chief Executive Officer, SITEL Corporation
                                 Chief Executive Officer (since April 2001)         (1985 - January 1997)
                                 and Director

Dale W. Saville       56       Executive Vice President,                          Senior Vice President and Chief Technology
                                 Corporate Development                              Officer, Vice President - Product Development,
                                 (since October 2000)                               Vice President - EMEA Customer Support
                                                                                    Operations, and Vice President - US Customer
                                                                                    Support Operations, Sykes Enterprises,
                                                                                    Incorporated

Dale R. Schuster      49       Executive Vice President,                          Senior Vice President, SITEL Corporation;
                                 Strategic Clients                                  Vice President - Sales & Marketing,
                                 (since January 2001)                               Aurora, Inc.; Vice President - Administration
                                                                                    and Vice President - Development, CalEnergy

Antoon Vanparys       43       Executive Vice President,                          Senior Vice President - Global Business
                                 Business Development                               Development, SITEL Corporation;
                                 (since December 1998)                              Managing Director, MERIT Communications

James E. Stevenson    45       Chief Financial Officer (since April 2001)         Senior Vice President-Finance and Treasury and
                                                                                    Controller, SITEL Corporation; Principal,
                                                                                     Investment Banking Division Finance
                                                                                     - Deutsche Banc Alex. Brown Inc.;
                                                                                       Principal and Controller - Alex. Brown
                                                                                       Incorporated




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                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                    SITEL Corporation
                                                       (REGISTRANT)


Date:  March 30, 2001                          By  /s/   JAMES F. LYNCH
                                                   ----------------------------
                                                         JAMES F. LYNCH
                                                            CHAIRMAN



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